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                                                                    EXHIBIT 99.2


                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert S. Taylor, Chief Financial Officer, Principal Financial and Accounting Officer of Superior Energy Services, Inc., certify that (i) the Annual Report on Form 10-K of Superior Energy Services, Inc. for the annual period ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of section 13
(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Superior Energy Services, Inc.


Date: March 26, 2003       by: /s/ Robert S. Taylor
                           --------------------------------
                                    Robert S. Taylor
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)